SUNAMERICA EQUITY FUNDS

Supplement to the Prospectus dated January 31, 2000 as supplemented April 3, 2000

     The second paragraph under the heading "Additional Risks
Specific to the Growth Opportunities Fund and the New Century Fund" on page 4 should be replaced in its entirety with the following:

          Stocks of smaller companies may be more
          volatile than, and not as readily marketable as, those of larger companies. The Growth
          Opportunities Fund may be riskier than the Blue Chip Growth Fund, and the New Century
          Fund may be riskier than both the Growth
          Opportunities Fund and the Blue Chip Growth
          Fund. Additionally, the New Century Fund and the Growth Opportunities Fund may at times significantly invest in technology companies.
          Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than a fund that does not invest in technology companies.





Dated:  June 15, 2000